J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Strategic Debt Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated November 19, 2020

to the Summary Prospectuses and Prospectuses

dated March 1, 2020, as supplemented

Effective immediately, the JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) will operate as a diversified investment company. Accordingly, all references to the Fund being a “non-diversified” fund in the Fund’s prospectuses and summary prospectuses are hereby deleted. In addition, the changes described below are made to the prospectuses and summary prospectuses.

•	The seventh paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies?” section is hereby removed in its entirety.

•	The second paragraph under the “More About the Fund — Investment Process” section is hereby removed in its entirety.

•

The risk factor entitled “Non-Diversified Fund Risk” under the “Risk/Return Summary — The Fund’s Main Investment Risks” section is hereby deleted in its entirety. In addition, the reference to “Non-Diversified Fund Risk” in the risk table and the risk factor entitled “Non-Diversified Fund Risk” under the “More About the Fund — Investment Risks” section are hereby deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES AND PROSPECTUSES

FOR FUTURE REFERENCE

SUP-EMSD-DIV-1120